                                                                   EXHIBIT 10.8


                 AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

         This AMENDMENT NO. 2 AND WAIVER dated as of February 6, 2004 (this "Amendment"), among HLI OPERATING COMPANY, INC., a Delaware corporation (the "Borrower"), HAYES LEMMERZ INTERNATIONAL, INC., a Delaware corporation (the "Holdings"), and CITICORP NORTH AMERICA, INC. ("CNAI"), as Administrative Agent (as defined below) on behalf of each Lender executing a Lender Consent (as defined below) amends certain provisions of the Credit Agreement, dated as of June 3, 2003 and amended as of October 16, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, CNAI, as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the "Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as Syndication Agent for the Lenders and the Issuers, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent for the lenders and issuers, CITIGROUP GLOBAL MARKETS INC. and LEHMAN BROTHERS INC., as Joint Book-Running Lead Managers and Joint Lead Arrangers.

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders agree to amend or waive certain provisions of the Credit Agreement;

         WHEREAS, the Borrowers and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;

         WHEREAS, pursuant to Section 11.1(a) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments and waivers set forth herein.

         NOW, THEREFORE, in consideration of the above premises, the Borrowers and the Administrative Agent, at the direction of the Lenders constituting the Requisite Lenders, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                                   ARTICLE II
                             AMENDMENT TO ARTICLE I
                                  (DEFINITIONS)

         Section 2.1 EBITDA. The definition of "EBITDA" shall be amended by deleting from clause (b)(vi) thereof the figure "$20,000,000" and inserting in its place the figure "$30,000,000".

                                  ARTICLE III
                             AMENDMENT TO ARTICLE VI
                              (REPORTING COVENANTS)

         Section 3.1 FINANCIAL STATEMENTS. Subsection 6.1(f) shall be amended
(i) by deleting the figure and word "30 days" from the first line thereof and inserting in its place the figure and word "45 days" and (ii) by deleting the reference to "November 30" from the fourth line thereof and inserting in its place "December 15".

                                   ARTICLE IV
                            AMENDMENT TO ARTICLE VII
                             (AFFIRMATIVE COVENANTS)

         Section 4.1 PRESERVATION OF CORPORATE EXISTENCE, ETC. Section 7.1 shall be amended by inserting at the end thereof the following sentence:

                  Notwithstanding the foregoing, the Borrower may dissolve, or cause to be dissolved, any wholly-owned Subsidiary that is not actively operating, so long as the dissolution or liquidation of such Subsidiary shall not have an adverse effect on the business of the Borrower and its Subsidiaries or the Liens of the Administrative Agent or the Collateral (other than the Lien of the Administrative Agent on the Stock of such wholly-owned Subsidiary that is dissolved).

                                   ARTICLE V
                            AMENDMENT TO ARTICLE VIII
                              (NEGATIVE COVENANTS)

         Section 5.1 INDEBTEDNESS. Subsection 8.1(j) shall be amended by deleting the figure "$30,000,000" therefrom and inserting in its place the figure "$40,000,000".

         Section 5.2 LIENS, ETC.

                  (a) Subsection 8.2(h) shall be amended by deleting the figure "$5,000,000" therefrom and inserting in its place the figure "$10,000,000".

         Section 5.3 INVESTMENTS. Clause (iii) of Subsection 8.3(b) is hereby amended and restated in its entirety as follows:

                  (iii) Investments in cash and Cash Equivalents by Classified Foreign Subsidiaries in an amount not to exceed at any time during the period through July 31, 2004, $45,000,000 and thereafter, $20,000,000.

                                   ARTICLE VI
                             WAIVER OF SECTION 2.10
                             (MANDATORY PREPAYMENTS)

         Section 6.1 The provisions of Subsection 2.10(a) are hereby waived solely to the extent necessary for the Borrower to use Net Cash Proceeds from that certain Equity Issuance of up to 7,073,017 shares of common stock to the public prior to March 30, 2004 to redeem that amount of its Senior Notes then permitted to be redeemed under the Indenture at a redemption price not greater than 110.5% of their principal amount, plus accrued and unpaid interest thereon.

                                  ARTICLE VII
                              WAIVER OF SECTION 5.3
                      (MINIMUM FIXED CHARGE COVERAGE RATIO)

         Section 7.1 The provisions of Section 5.3 shall have no force and effect solely to the extent that Borrower fails to maintain the minimum Fixed Charge Coverage Ratio required pursuant to such Section 5.3 as of the last day of each of (i) the Fiscal Quarter ending July 31, 2004 and (ii) the Fiscal Quarter ending October 31, 2004.

                                  ARTICLE VIII
                              WAIVER OF SECTION 8.5
                              (RESTRICTED PAYMENTS)

         Section 8.1 The provisions of Section 8.5 are hereby waived solely to the extent necessary for the Borrower to use Net Cash Proceeds from that certain Equity Issuance of up to 7,073,017 shares of common stock to the public prior to March 30, 2004 to redeem that amount of its Senior Notes then permitted to be redeemed under the Indenture at a redemption price not greater than 110.5% of their principal amount, plus accrued and unpaid interest.

                                   ARTICLE IX
                              WAIVER OF SECTION 8.6
                  (PREPAYMENT AND CANCELLATION OF INDEBTEDNESS)

         Section 9.1 The provisions of clause (b) of Section 8.6 are hereby waived solely to the extent necessary for the Borrower to use Net Cash Proceeds from that certain Equity Issuance of up to 7,073,017 shares of common stock to the public prior to March 30, 2004 to redeem that amount of its Senior Notes then permitted to be redeemed under the Indenture at a redemption price not greater than 110.5% of their principal amount, plus accrued and unpaid interest.

                                   ARTICLE X
                    CONDITIONS PRECEDENT TO THE EFFECTIVENESS
                            OF THIS AMENDMENT NO. 2.

         Section 10.1 GENERAL EFFECTIVENESS. This Amendment No. 2 shall become effective, on the date each of the following conditions precedent is satisfied or duly waived by the Requisite Lenders (the "Amendment Effective Date"):

                  Documentation. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative
Agent:

                           (i) this Amendment No. 2 executed by the Borrower and Holdings;

                           (ii) the Consent and Agreement in the form attached hereto as Exhibit A, executed by each of the Guarantors;

                           (iii) Acknowledgment and Consents, in the form set forth hereto as Exhibit B (each, a "Lender Consent"), executed by the Lenders constituting the Requisite Lenders; and

                           (iv) such additional documentation as the Administrative Agent may reasonably require.

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.1 SUBSIDIARY GUARANTORS. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof the Consent and Agreement in the form attached hereto as Exhibit A sets forth the true and correct name of each Subsidiary Guarantor.

         Section 11.2 REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) Except as specifically amended or waived above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and all obligations and liabilities of the Loan Parties thereunder shall remain in full force and effect and each of which is hereby reaffirmed.

                  (b) The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender, any Issuer, or the Administrative Agent under the Credit Agreement or any Loan Document nor constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document.

                  (c) This Amendment No. 2 is a Loan Document.

         Section 11.3 COSTS AND EXPENSES. The Borrowers agree to pay on demand in accordance with the terms of Section 11.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 2, and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP and other counsel for the Administrative Agent with respect thereto.

         Section 11.4 TITLES. The Section titles contained in this Amendment No. 2 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         Section 11.5 EXECUTION IN COUNTERPARTS. This Amendment No. 2 may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

         Section 11.6 NOTICES. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

         Section 11.7 SEVERABILITY. If any term or provision set forth in this Amendment No. 2 shall be invalid or unenforceable, the remainder of this Amendment No. 2, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

         Section 11.8 SUCCESSORS. The terms of this Amendment No. 2 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

         Section 11.9 GOVERNING LAW. This Amendment No. 2 shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [signature pages follow]

         IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed on the date set forth above.

                                        HLI OPERATING COMPANY INC.,
                                        as Borrower

                                            /s/ Gary J. Findling
                                            ------------------------------------
                                        By:
                                            Name: Gary J. Findling
                                            Title: Treasurer


                                        HAYES LEMMERZ INTERNATIONAL, INC.,
                                        as Holdings


                                            /s/ Gary J. Findling
                                            ------------------------------------
                                        By:
                                            Name: Gary J. Findling
                                            Title: Treasurer



                                        CITICORP NORTH AMERICA INC.,
                                        as Administrative Agent


                                            /s/ Shapleigh Smith
                                            ------------------------------------
                                        By:
                                            Name: Shapleigh Smith
                                            Title: Managing Director


                                AMENDMENT NO. 2

                                    EXHIBIT A

                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 2 and agrees that the terms of this Amendment No. 2 shall not affect in any way its obligations and liabilities under any Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                  HLI PARENT COMPANY, INC.
                  HAYES LEMMERZ INTERNATIONAL - BOWLING GREEN, INC.
                  HAYES LEMMERZ INTERNATIONAL - BRISTOL, INC.
                  HAYES LEMMERZ INTERNATIONAL - CADILLAC, INC.
                  HAYES LEMMERZ INTERNATIONAL - CALIFORNIA, INC.
                  HAYES LEMMERZ INTERNATIONAL - COMMERCIAL HIGHWAY, INC. HAYES LEMMERZ INTERNATIONAL - EQUIPMENT & ENGINEERING, INC. HAYES LEMMERZ INTERNATIONAL - GEORGIA, INC.
                  HAYES LEMMERZ INTERNATIONAL - HOMER, INC.
                  HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.
                  HAYES LEMMERZ INTERNATIONAL - HUNTINGTON, INC.
                  HAYES LEMMERZ INTERNATIONAL - KENTUCKY, INC.
                  HAYES LEMMERZ INTERNATIONAL - LAREDO, INC.
                  HAYES LEMMERZ INTERNATIONAL - MEXICO, INC.
                  HAYES LEMMERZ INTERNATIONAL - MONTAGUE, INC.
                  HAYES LEMMERZ INTERNATIONAL - PCA, INC.
                  HAYES LEMMERZ INTERNATIONAL - PETERSBURG, INC.
                  HAYES LEMMERZ INTERNATIONAL - SEDALIA, INC.
                  HAYES LEMMERZ INTERNATIONAL - SOUTHFIELD, INC.
                  HAYES LEMMERZ INTERNATIONAL - TECHNICAL CENTER, INC.
                  HAYES LEMMERZ INTERNATIONAL - TEXAS, INC.
                  HAYES LEMMERZ INTERNATIONAL - TRANSPORTATION, INC.
                  HAYES LEMMERZ INTERNATIONAL - WABASH, INC.
                  HLI BRAKES HOLDING COMPANY, INC.
                  HLI COMMERCIAL HIGHWAY HOLDING COMPANY, INC.
                  HLI POWERTRAIN HOLDING COMPANY, INC.
                  HLI REALTY, INC.
                  HLI SERVICES HOLDING COMPANY, INC.
                  HLI SUSPENSION HOLDING COMPANY, INC.
                  HLI WHEELS HOLDING COMPANY, INC.
                  HLI - SUMMERFIELD REALTY CORP.


                  By: /s/ Gary J. Findling
                      ---------------------------------
                  Name: Gary J. Findling
                  Title: Treasurer


                     GUARANTORS' CONSENT TO AMENDMENT NO. 2

                                    EXHIBIT B

                           ACKNOWLEDGEMENT AND CONSENT

To:      Citicorp North America, Inc.
         388 Greenwich Street
         New York, New York  10013
         Attention:  Mr. Shapleigh Smith

Re: HLI Operating Company, Inc.

         Reference is made to the Credit Agreement, dated as of June 3, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among HLI Operating Company, Inc., a Delaware corporation, as Borrower, Hayes Lemmerz International, Inc., a Delaware corporation, as Holdings, the Lenders (as defined therein), the Issuers (as defined therein), Citicorp North America, Inc., as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the "Administrative Agent"), Lehman Commercial Paper, Inc., as syndication agent for the Lenders and the Issuers, and General Electric Capital Corporation as documentation agent for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

         The Borrower has requested that the Lenders consent to an Amendment and Waiver to the Credit Agreement on the terms described in Amendment No. 2 and Waiver to the Credit Agreement ("Amendment No. 2"), the form of which is attached hereto.

         Pursuant to Section 11.1(a) of the Credit Agreement, the undersigned Lender hereby consents to the terms of Amendment No. 2 and authorizes the Administrative Agent to execute and deliver Amendment No. 2 on its behalf.

                                Very truly yours,

                                -----------------------------------------
                                (NAME OF LENDER)

                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

Dated as of February   , 2004
                     --


                           ACKNOWLEDGEMENT AND CONSENT